                               POWER OF ATTORNEY
                               -----------------

     We, the undersigned officers and directors of The Stanley Works, a
Connecticut corporation (the "Corporation"), hereby severally constitute Bruce
H. Beatt, David S. Winakor, and Kathryn Partridge our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Annual Report on Form 10-K for the year ended
January 1, 2005 of the Corporation filed herewith (the "Form 10-K"), and any and all amendments thereof, and generally to do all such things in our name and on our behalf in our capacities as officers and directors to enable the Corporation to comply with the annual filing requirements under the Securities Act of 1934, as amended, including all requirements of the Securities and Exchange Commission and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to such Form 10-K and any and all amendments thereto.

SIGNATURE                              TITLE               DATE
---------                              -----               ----

/s/ John F. Lundgren                   Chairman, Chief     February 23, 2005
--------------------                   Executive Officer
John F. Lundgren                       and Director

/s/ John G. Breen                      Director            February 23, 2005
-----------------
John G. Breen

/s/ Stillman B. Brown                  Director            February 23, 2005
---------------------
Stillman B. Brown

/s/ Virgis W. Colbert                  Director            February 23, 2005
---------------------
Virgis W. Colbert

/s/ Emmanuel A. Kampouris              Director            February 23, 2005
-------------------------
Emmanuel A. Kampouris

/s/ Eileen S. Kraus                    Director            February 23, 2005
-------------------
Eileen S. Kraus

/s/ Kathryn D. Wriston                 Director            February 23, 2005
----------------------
Kathryn D. Wriston